UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SEMLER SCIENTIFIC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX SEMLER SCIENTIFIC, INC. 2025 Annual Meeting Vote by September 04, 2025 11:59 PM ET You invested in SEMLER SCIENTIFIC, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 05, 2025. View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* September 05, 2025 9:00 AM PDT Annual Meeting to be held virtually: To attend, you must register as a Beneficial Holder at the below URL: https://web.viewproxy.com/Semler/2025

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. SEMLER SCIENTIFIC, INC. 2025 Annual Meeting Vote by September 04, 2025 11:59 PM ET 1. Election of Directors Nominees: 1A William H.C. Chang For 2 To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. For 3 To approve the amendment of Semler Scientific, Inc.'s Restated Certificate of Incorporation, as amended, to increase the total number of shares of our common stock authorized for issuance from 50,000,000 shares to 210,000,000 shares. For 4 To approve the amendment of the Restated Certificate of Incorporation, as amended, to authorize the issuance of 42,000,000 shares of "blank-check" preferred stock. For 5 To ratify the selection by the Audit Committee of our board of directors of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.